UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

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Check the appropriate box:

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WARBY PARKER INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your **Vote** Counts!

WARBY PARKER INC.

2023 Annual Meeting
Vote by June 7, 2023
11:59 PM ET



WARBY PARKER INC.
233 SPRING STREET, 6TH FLOOR EAST
NEW YORK, NY 10013

V04334-P90500

You invested in WARBY PARKER INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 8, 2023.**

Get informed before you vote

View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 8, 2023
12:00 PM EDT

Virtually at:
www.virtualshareholdermeeting.com/WRBY2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V04335-P90500 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 1 Year 01) Dave Gilboa 02) Youngme Moon 03) Ronald Williams 1. Election of Directors Nominees: 2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment, continuation, or postponement thereof. For For